EXHIBIT 10.2

CONTRATO DE APERTURA DE CREDITO EN CUENTA CORRIENTE QUE CELEBRAN:			CHECKING ACCOUNT LOAN OPENING CONTRACT ENTERED INTO BY:

I.
BBVA BANCOMER, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, COMO ACREDITANTE, A QUIEN EN LO SUCESIVO SE DESIGNARA COMO "BANCOMER", REPRESENTADA EN ESTE ACTO POR EDUARDO VELAZQUEZ AGUILERA Y MARIO CORDERO GUERRERO;
			I.
BBVA BANCOMER, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, AS THE LENDER, HEREINAFTER DESIGNATED AS "BANCOMER", REPRESENTED HEREIN BY EDUARDO VELAZQUEZ AGUILERA AND MARIO CORDERO GUERRERO;

II.
"AVICOLA PILGRIM'S PRIDE DE MEXICO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, COMO ACREDITADA, A QUIEN SE DESIGNARA COMO "EL CLIENTE", REPRESENTADA EN ESTE ACTO POR JOSE ANTONIO VALDES RODRIGUEZ, Y CONJUNTAMENTE CON "BANCOMER" SE LES DENOMINARA COMO "LAS PARTES";
			II.
"AVICOLA PILGRIM'S PRIDE DE MEXICO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, AS THE BORROWER, HEREINAFTER DESIGNATED AS THE "CUSTOMER," REPRESENTED HEREIN BY JOSE ANTONIO VALDES RODRIGUEZ, AND JOINTLY WITH "BANCOMER" TO BE CALLED THE "PARTIES";

III.
CON LA COMPARECENCIA DE "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, Y "COMERCIALIZADORA DE CARNES DE MEXICO", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, AMBAS REPRESENTADAS EN ESTE ACTO POR JOSE ANTONIO VALDES RODRIGUEZ, A QUIENES EN LO SUCESIVO SE LES DENOMINARA COMO "LOS FIADORES" Y CONJUNTAMENTE CON "BANCOMER" Y "EL CLIENTE" COMO "LAS PARTES".
			III.
WITH THE APPEARANCE OF "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, AND "COMERCIALIZADORA DE CARNES DE MEXICO", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, BOTH REPRESENTED HEREIN BY JOSE ANTONIO VALDES RODRIGUEZ, WHO WILL HEREINAFTER BE CALLED THE "GUARANTORS," AND JOINTLY WITH "BANCOMER" AND THE "CUSTOMER," THE "PARTIES."

"LAS PARTES" SE SUJETAN AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLAUSULAS.			THE PARTIES HEREBY SUBMIT THEMSELVES TO THE FOLLOWING RECITALS AND CLAUSES.

DECLARACIONES			RECITALS

I.
Declara "EL CLIENTE" a través de su representante, en su case, bajo protesta de decir verdad y bien entendido de lo dispuesto por el articulo 112 (CIENTO DOCE) de Ia Ley de lnstítuciones de Crédito que:
			I.	The CUSTOMER, through its representative, as the case may be, hereby swears to tell the truth and that it understands the contents of Article 112 of the Law on Credit Institutions as follows:

	1.	Su representante cuenta con las facultades suficientes y necesarias para acudir en su nombre y representación a Ia celebración y ejecución del presente contrato, mismas que no les han sido revocadas ni en forma alguna modificadas.		1.	Its representative has sufficient powers as necessary to enter into this contract in its name and to represent it, which have not been revoked or modified in any way.

	2.	Es una sociedad debidamente constituida de acuerdo con las leyes del país, que conforme a su objeto social esta contemplada Ia posibilidad de celebrar el tipo de operación que se consigna en este contrato, según lo acredita con sus estatutos sociales vigentes, par Ia que el presente contrato no viola ninguna de sus disposiciones estatutarias.		2.
It is a company that has been properly created based on the country's laws and that, based on the company's purpose, it has the power to enter into the type of operation set forth in this contract, as substantiated by its current articles of incorporation such that this contract does not violate any of said articles of incorporation.

/s/ EVA
/s/ MCG
/s/ JAVR

3.	La empresa y los bienes que Ia forman se encuentran al corriente en el page de todos los adeudos. obligaciones, impuestos y derechos a su cargo.	3.	The company and the company's assets are current with paying any of the debts, obligations, taxes, and fees for which it is responsible.

4.	No se encuentra pendiente, ni se amenaza presentar en su contra, alguna acción o procedimiento que pueda afectar Ia legalidad del presente contrato.	4.	There is no action or proceeding outstanding, nor is there any threat of an action or proceeding being filed, that may affect the legality of this contract.

5.	Los estados financieros que ha entregado a "BANCOMER", presentan adecuadamente Ia situación financiera a Ia fecha, así como los resultados de sus operaciones por el periodo determinado en los mismos, de conformidad con las normas de información financiera generalmente aceptadas y aplicadas consistentemente, y que no ha habido cambia de importancia en su condición financiera.	5.
The financial statements that it has provided to BANCOMER properly demonstrate the financial situation to date, as well as the results of its operations for the period of time determined therein in conformity with the generally accepted financial reporting regulations as applied consistently and there has been no important change in its financial status.

6.	Tiene celebrado con "BANCOMER" un contrato de depósito bancario de dinero a Ia vista, en pesos, moneda nacional, en virtud del cual es titular de Ia Cuenta de Cheques (en adelante Ia "CUENTA DE CHEQUES"), identificada con el número [información confidencial retenido].	6.
It has entered into an on-demand money deposit banking contract with BANCOMER in pesos, the national currency, by virtue of which it is the owner of the Checking Account (hereinafter the "CHECKING ACCOUNT") identified as number [confidential information withheld].

7.	Su domicilio social se ubica en Querétaro, Querétaro, con oficinas en Privada de los Industriales número 115, Jurica, Código Postal 76100, y con Registro Federal de Contribuyentes No. [información confidencial retenida].	7.
The company domicile is located in Querétaro, Querétaro, and it has offices at Privada de los Industriales número 115, Jurica, Zip Code 76100; its Federal Taxpayer Number is [confidential information withheld].

8.	Conoce el sistema (según se define más adelante) que "BANCOMER" tiene en función y que opera mediante medios electrónicos, y que conoce y acepta que a través de él, "EL CLIENTE" expresará su consentimiento respecto de las disposiciones que realice al amparo del presente contrato, mediante el empleo de claves y contraseñas (según dichos términos se definen más adelante) previamente convenidas, mismas que Ia identifican y vinculan, e intercambiará instrucciones, archivos y mensajes de datos (según se define más adelante) con "BANCOMER".	8.
It understands the system (as defined hereafter) that BANCOMER has in operation using electronic media and it understands and accepts that, via said system, the CUSTOMER will express its consent in relation to the instructions to be carried out under the auspices of this contract by using user names and passwords (as those terms are defined hereafter) as stipulated previously, which will be used to identify and bind the CUSTOMER and it will exchange instructions, files, and data messages (as defined hereafter) with BANCOMER.

9.	Tiene celebrado con "BANCOMER" un contrato de servicio de banca electrónica (Banca en línea), por el que a través de claves y contraseñas previamente convenidas, que Ia identifican y vinculan, tiene acceso a los sistemas de cómputo de "BANCOMER" para realizar diversas operaciones, entre las cuales puede realizar consultas de su línea de Crédito y disposiciones.	9.
It has entered into an electronic banking (online banking) service contract with BANCOMER that uses previously stipulated user names and passwords to identify and bind the CUSTOMER. The CUSTOMER has access to the BANCOMER computer system to carry out diverse operations, including making queries into its line of credit and the provisions related thereto.

10.	Los recursos que utilizará para pagar el presenta "CREDITO" no son ni serán de procedencia ilícita.	10.	The resources that the CUSTOMER will use to pay this "LOAN" have not been, nor will they be, gained illicitly.

/s/ EVA
/s/ MCG
/s/ JAVR

	11.	Que cumple con el ordenamiento ecológico, Ia preservación, restauración y mejoramiento del ambiente, así como Ia protección de las áreas naturales, Ia flora y fauna silvestre y acuáticas, el aprovechamiento racional de los elementos naturales, Ia previsión y el control de Ia contaminación del aire, agua y suelo y en general todas y cada una de las disposiciones previstas en Ia Ley General de Equilibrio Ecológico y Protección del Ambiente.		11.
Compliant with any laws related to the ecology and to the preservation, restoration and improvement of the environment as well as any laws related to protecting natural areas, flora and fauna in the wild and water resources, the rational use of natural elements, preventing and controlling air, water, and soil pollution and in general any and all of the provisions found in the General Law on Protecting the Environment and Ecological Balance.

II.	Declaran "LOS FIADORES", a través de su representante:		II.	The GUARANTORS state the following through their representative:

	1.	Conforme a su objeto social esta contemplada Ia posibilidad de celebrar el tipo de operación que se consigna en este contrato, según lo acredita con sus estatutos sociales vigentes, por lo que el presente contrato no viola ninguna de sus disposiciones estatutarias. Que su(s) representante(s) cuenta(n) con las facultades suficientes y necesarias para acudir en su nombre y representación a Ia celebración y ejecución del presente contrato, mismas que no les han sido revocadas ni en forma alguna modificadas.		1.
Based on their companies' purposes, they have the power to enter into the type of operation set forth in this contract, as substantiated by their current articles of incorporation such that this contract does not violate any of said articles of incorporation. Its representative(s) has (have) sufficient powers as necessary to enter into this contract in their name and to represent them, which have not been revoked or modified in any way.

	2.	En virtud de las relaciones corporativas, financieras, administrativas y jurídicas que tienen con "EL CLIENTE", es de su interés comparecer en el presente contrato con el objeto de obligarse conjunta y solidariamente con ésta última frente a "BANCOMER", en el cumplimiento de todas las obligaciones que se desprenden a su cargo del presente contrato y, por tanto, es su intención constituirse en FIADORES.		2.
By virtue of the corporate, financial, administrative, and legal relations that they have with the CUSTOMER, they are interested in becoming a party to this contract to be jointly and severally bound to the CUSTOMER in relation to BANCOMER to comply with all the obligations that are derived from their position in this contract and, therefore, it is their intention to become GUARANTORS.

III.	Declara "BANCOMER" a través de sus representantes:		III.	The GUARANTORS state the following through their representative:

	1.	Es una sociedad anónima debidamente constituida conforme a las leyes mexicanas y autorizada para operar como institución de banca múltiple, por lo que cuenta con las facultades necesarias para. Ia celebración y cumplimiento de este contrato.		1.
It is a company that has been properly created in conformity with Mexican law and it is authorized to operate as a multiple banking institution so it has the powers needed to enter into and perform this contract.

	2.	Sus representantes cuentan con las facultades suficientes para acudir en su nombre y representación a Ia celebración y ejecución del presente contrato, mismas que no les han sido revocadas ni en forma alguna modificadas.		2.	Its representatives have sufficient powers as necessary to enter into this contract in its name and to represent it, which have not been revoked or modified in any way.

	3.	Tiene contemplada Ia utilización de equipos y sistemas automatizados de cómputo para Ia atención y control electrónico de alguna de las operaciones y servicios a que se refiere el presente contrato (en adelante el "SISTEMA"), que le permite intercambiar instrucciones, archivos y mensajes de datos.		3.
It has considered using automated computer equipment and systems to carry out and track some of its operations and services electronically as referenced in this contract (hereinafter the "SYSTEM"), that make it possible to exchange instructions, files and data messages.

	4.	Considerando las declaraciones de "EL CUENTE", está dispuesto a abrirle un "CREDITO".		4.	Considering the statements made by the CUSTOMER, it is willing to provide the CUSTOMER with a "LOAN."

/s/ EVA
/s/ MCG
/s/ JAVR

Por lo anterior, "LAS PARTES" se sujetan a Ia que estipulan las siguientes:	Therefore, the PARTIES hereby subject themselves to the following stipulations:

CAPITULO PRIMERO CREDITO EN CUENTA CORRIENTE	CHAPTER ONE CHECKING ACCOUNT LOAN

CLAUSULAS	CLAUSES

PRIMERA.- IMPORTE. Por virtud del presente contrato "BANCOMER" abre a "EL CLIENTE" un "CREDITO" en cuenta corriente, hasta por Ia cantidad de $560ʼ000,000.00 (QUINIENTOS SESENTA MILLONES DE PESOS 00/100 MONEDA NACIONAL), en Io sucesivo el "CREDITO".

1. AMOUNT. By virtue of this contract, BANCOMER is hereby granting a LOAN to the CUSTOMER, to be deposited into the CUSTOMER's checking account, in the amount of $560,000,000.00 (FIVE HUNDRED SIXTY MILLION AND N0/100 MEXICAN PESOS), hereinafter referred to as the "LOAN."

Dentro del límite del "CREDITO" no quedan comprendidos los intereses, intereses moratorios, comisiones, accesorios y demás gastos que deba cubrir "EL CLIENTE" en favor de "BANCOMER" conforme al presente contrato.
The LOAN amount does not include any interest, late fees, commissions, accessory amounts and other expenses that the CUSTOMER must pay BANCOMER in conformity with this contract.

"EL CLIENTE" hará usa del "CREDITO" en Ia forma, términos y bajo las condiciones convenidas en este contrato.	The CUSTOMER will use the LOAN in the fashion and based on the terms and conditions stipulated in this contract.

El "CREDITO" se otorga de conformidad a Io dispuesto en Ia Ley General de Títulos y Operaciones de Crédito, en forma de apertura de Crédito en Cuenta Corriente.	The LOAN is granted in conformity with the provisions in the General Credit Operations and Securities Law by depositing the LOAN into the CUSTOMER's CHECKING ACCOUNT.

SEGUNDA.- DESTINO. "EL CLIENTE" se obliga a destinar el importe del "CREDITO" precisamente para capital de trabajo.	2. USE. The CUSTOMER must use the LOAN precisely for working capital.

TERCERA.- VIGENCIA. La vigencia de este contrato es de 3 (tres) años contados a partir de Ia fecha de firma del presente contrato, esto es, terminará precisamente el día 23 (veintitrés) de julio del año 2017 (dos mil diecisiete), en Ia sucesivo "FECHA DE PAGO FINAL".

3. EFFECTIVE PERIOD. This contract will be effective for a period of three (3) years starting on the date that this contract is signed, i.e., it will end exactly on the 23 day of July 2017, hereinafter to be referred to as the "FINAL PAYMENT DATE."

No obstante su terminación, este contrato producirá todos sus efectos legales hasta que "EL CLIENTE" haya liquidado en su totalidad todas las cantidades a su cargo bajo el presente contrato.
Despite the fact that the contract will end, it will remain in full force and effect for legal purposes until the CUSTOMER has paid off all of the amounts for which the CUSTOMER is under this Agreement liable.

CUARTA.- DISPOSICIONES DEL "CREDITO". Durante Ia vigencia del presente contrato "EL CLIENTE" podrá disponer, total o parcialmente del "CREDITO", a través del "SISTEMA" y sujeto a Io siguiente:	4. LOAN PROVISIONS. During the effective period of this contract, the CUSTOMER may access the LOAN in full or in part through the SYSTEM and subject to the following:

Que no exista por parte de "EL CLIENTE" ningún hecho o motive que sea considerado como un incumplimiento a sus obligaciones establecidas en el presente instrumento, o con cualquier otro que tenga con "BANCOMER".
The CUSTOMER in no way is in breach of the CUSTOMER's obligations set forth in this instrument or of any other obligation that the CUSTOMER may have with BANCOMER.

Las disposiciones del "CREDITO" que "EL CLIENTE" efectúe al amparo del presente contrato serán abonadas a Ia "CUENTA DE CHEQUES" que "BANCOMER" le tiene establecida.	The amounts related to the LOAN that the CUSTOMER receives under the auspices of this contract will be paid into the CHECKING ACCOUNT that BANCOMER has established.

/s/ EVA
/s/ MCG
/s/ JAVR

En cada ocasión en que "EL CLIENTE" pretenda disponer parte o Ia totalidad del "CREDITO", éste último deberá convenir con "BANCOMER" las fechas de pagos parciales de capital, en lo sucesivo "FECHA DE PAGO PARCIAL", que no podrán ser superiores hasta 180 (ciento ochenta) días, ni en su caso, superiores a Ia "FECHA DE PAGO FINAL". Las "FECHAS DE PAGOS PARCIALES" así convenidas se harán constar en el "SISTEMA" y en su caso, en los avisos disposición, en adelanta "AVISOS DE DISPOSICION", que por cada disposición realice "EL CLIENTE".

Every time that the CUSTOMER would like to take out all or part of the LOAN, the CUSTOMER must reach an agreement with BANCOMER about the partial principal payment dates, hereinafter the "PARTIAL PAYMENT DATE," which may not be more than up to one hundred eighty (180) days or after the FINAL PAYMENT DATE. The PARTIAL PAYMENT DATE thus stipulated will be recorded in the SYSTEM and, as the case may be, in the application notices, hereinafter the "APPLICATION NOTICES," that the CUSTOMER must produce for each payment.

"EL CLIENTE" podrá hacer remesas, antes de Ia fecha fijada para su liquidación parcial o total de las disposiciones que hubiere hecho, quedando facultado, mientras el presente contrato no concluya, para disponer en Ia forma pactada del saldo que resulte a su favor.

The CUSTOMER may make remittances prior to the date set for full or partial payments and is authorized, until this contract ends, to access the balance that is left available to the CUSTOMER as stipulated.

QUINTA.- PAGO DEL PRINCIPAL. Durante Ia vigencia del presente contrato, "EL CLIENTE" se obliga a pagar en favor de "BANCOMER", las cantidades de que haya dispuesto, efectuando pagos a "BANCOMER" por concepto de Ia suerte principal, precisamente en cada "FECHA DE PAGO PARCIAL".

5. PRINCIPAL PAYMENT. During the period that this contract is in effect, the CUSTOMER must repay BANCOMER for the amounts that the CUSTOMER has taken out by making payments to the principal on each PARTIAL PAYMENT DATE.

En caso de que cualquier "FECHA DE PAGO PARCIAL" fuese un día que no sea "DIA HABIL", el pago se realizara el "DIA HABIL" inmediato siguiente.		If a PARTIAL PAYMENT DATE is not a BUSINESS DAY, the payment will be made on the immediately following BUSINESS DAY.

No obstante lo señalado con anterioridad, "LAS PARTES" convienen que "EL CLIENTE" podrá optar durante Ia vigencia del presente contrato, por diferir cualquier pago de principal, para lo cual, a través del "SISTEMA", podrá previo a cada "FECHA DE PAGO PARCIAL" o precisamente en Ia "FECHA DE PAGO PARCIAL" y respecto de alguna disposición del "CREDITO", recalendarizar su pago correspondiente en el nuevo plaza que elija, siempre y cuando:

Notwithstanding the foregoing, the PARTIES agree that the CUSTOMER may, during the period that this contract is in effect, defer the principal payment amount such that the CUSTOMER may use the SYSTEM to reschedule the payment based on the new repayment period that the CUSTOMER chooses. Any such deferment must be made prior to each PARTIAL PAYMENT DATE or on the PARTIAL PAYMENT DATE itself, and will be subject to the following provisions:

"EL CLIENTE" liquide los intereses ordinarios devengados a esa fecha, Ia recalendarización no se haga sobre una disposición vencida, y no tenga sobregiros, retenciones o bloqueos en Ia "CUENTA DE CHEQUES".

The CUSTOMER must pay the regular interest earned on that date; the rescheduling may not be effected for an overdue payment; and there may not be any overdrafts, withholdings or blocks on the CHECKING ACCOUNT.

La recalendarización puede ser de Ia siguiente manera:		The payment may be rescheduled as follows:

•	Por el mismo importe o por un importe menor al de Ia disposición por vencer.	•	For the same amount or for an amount that is lower than the payment that is coming due.

•	Al nuevo vencimiento le aplicará Ia tasa de interés conforme a Ia cláusula SEXTA, derivado de cada recalendarización.	•	When the next payment comes due, the interest rate per section 6 will be applied as derived from each rescheduling.

•	Ninguna recalendarización podrá exceder el plazo máximo de hasta 180 (ciento ochenta) días.	•	No rescheduling may exceed the maximum period of time, which is one hundred eighty (180) days.

•	Ninguna recalendarización podrá exceder del vencimiento del contrato.	•	No payment may be rescheduled for after the contract expiration date.

/s/ EVA
/s/ MCG
/s/ JAVR

•
Aplica únicamente para pago de principal y en "FECHAS DE PAGO PARCIAL", por lo que en Ia "FECHA DE PAGO PARCIAL" "EL CLIENTE" se obliga a mantener fondos suficientes en Ia "CUENTA DE CHEQUES" para pagar los intereses.
•
This is applicable only to the principal payment and the PARTIAL PAYMENT DATE such that, on the PARTIAL PAYMENT DATE, the CUSTOMER must have sufficient funds in the CHECKING ACCOUNT to pay the interest.

La recalendarización de pagos no implica prórroga a Ia vigencia del contrato.	Rescheduling a payment does not imply that the contract expiration date has been extended.

SEXTA.- INTERESES ORDINARIOS. "EL CLIENTE" se obliga a pagar a "BANCOMER", durante Ia vigencia del presente contrato, intereses ordinarios sobre Ia suerte principal insoluta del "CREDITO", que se calcularan a una tasa anualizada que será el equivalente a Ia Tasa TIlE (según se define más adelante) más 1.05 (uno punta cero cinco) puntos porcentuales.

6. ORDINARY INTEREST. During the period that this contract is in effect, the CUSTOMER must pay BANCOMER ordinary interest on the outstanding principal for the LOAN. The interest will be calculated based on an annualized rate that is the equivalent of the TIlE Rate (as defined hereafter), plus 1.05 (one point zero five) percentage points.

Los intereses se devengarán a partir de Ia fecha de disposición parcial o total del "CREDITO" y deberán ser pagados a "BANCOMER" en cada "FECHA DE PAGO DE INTERESES" (según éste término se define más adelante).
The interest will be earned as of the date that the LOAN is used partially or in full and must be paid to BANCOMER on each "INTEREST PAYMENT DATE" (as that term is defined hereafter).

En el supuesto de que cualquier "FECHA DE PAGO DE INTERESES" fuese un día que no sea "DIA HABIL" (según dicho término se define a continuación), dicho pago se hará en el "DIA HABIL" inmediato siguiente, con el correspondiente recalculo de intereses.

Should any INTEREST PAYMENT DATE fall on a day that is not a BUSINESS DAY (as that term is defined hereafter), the payment will be made on the immediately following BUSINESS DAY, and the interest will be recalculated as pertinent.

Para efectos del presente contrato:	For the intents and purposes of this contract:

"DIA HABIL" significa, excepto sábados, domingos o días festivos, cualquier día en el cual las oficinas principales de las lnstítuciones de Crédito del país en Ia Ciudad de México, Distrito Federal, estén abiertas al público para Ia realización de operaciones bancarias.

"BUSINESS DAY" means any date when the main offices of credit institutions in Mexico City, the Federal District, are open to the public to engage in banking transactions except for Saturdays, Sundays, and holidays.

"FECHA DE PAGO DE INTERESES" significa, el último día de cada Periodo de lntereses.	"INTEREST PAYMENT DATE" means the last day of each Interest Period.

"PERIODO DE INTERESES" significa, cada periodo de un mes calendario, al cual se pueden adicionar los días necesario para completar el periodo correspondiente, con base en el cual se calcularán los intereses que cause el saldo insoluto del "CREDITO" en Ia inteligencia de que (i) el primer "PERIODO DE INTERESES" comenzará en Ia fecha de Ia disposición parcial o total del "CREDITO" y terminará precisamente el último día del mismo mes en que se haga Ia disposición, en el caso de que este sea "DIA INHABIL", el periodo terminará el "DIA HABIL" inmediato siguiente, (ii) los "PERIODOS DE INTERESES" subsecuentes comenzarán el día siguiente al último día del "PERIODO DE INTERESES" inmediato anterior y terminará el último día del mismo mes, en el caso de que este sea "DIA INHABIL", el periodo terminará el "DIA HABIL" inmediato siguiente, y (iii) cualquier "PERIODO DE INTERESES" que esté vigente en Ia "FECHA DE PAGO FINAL", terminará precisamente en dicha fecha.

"INTEREST PERIOD" means each period in a calendar month to which the days needed to complete the pertinent period may be added to be used to calculate the interest on the outstanding LOAN balance. This concept is understood as follows: (i) the first INTEREST PERIOD will begin on the date when the LOAN is accessed in full or in part and will end exactly on the last day of the same month when the payment is made -- should that day be a NON-BUSINESS DAY, the period will end on the immediately following BUSINESS DAY, (ii) the subsequent INTEREST PERIODS will begin on the day following the last day in the immediately preceding INTEREST PERIOD and will end on the last day of that month-- should that day be a NON-BUSINESS DAY, the period will end on the immediately following BUSINESS DAY, and (iii) any INTEREST PERIOD that is in effect on the FINAL PAYMENT DATE will end exactly on that date.

/s/ EVA
/s/ MCG
/s/ JAVR

"TASA TIlE" significa, Ia tasa de interés interbancaria de equilibrio a plaza de 28 (VEINTIOCHO) días, o en caso de caer en día inhábil el término de dicho plaza, de 26 (VEINTISEIS), 27 (VEINTISIETE) o 29 (VEINTINUEVE) días, determinada por el Banco de México y publicada en el Diario Oficial de Ia Federación, el "DIA HABIL" inmediato anterior a Ia fecha de inicio de cada "PERIODO DE INTERESES".

"TIlE RATE" means the equilibrium interbank interest rate for a period of TWENTY-EIGHT (28) days or, if the date falls on a date that is not a business day on the end of said period, TWENTY-SIX (26), TWENTY-SEVEN (27) or TWENTY-NINE (29) days, as determined by the Bank of Mexico and published in the Official Journal of the Federation, on the BUSINESS DAY immediately preceding the date that each INTEREST PERIOD begins.

Para el caso de que en cualquiera de cada uno de los "PERIODOS DE INTERESES" en que se devengarán los intereses no se llegare a contar con Ia determinación por parte do Banco de México de Ia "TASA TIlE", se aplicará al presente contrato Ia tasa de interés que sustituya a dicha "TASA TIlE" y que así Io haya dado a conocer el propio Banco de México, aplicándose como margen los mismos puntos porcentuales señalados para Ia "TASA TIlE", mismos que están señalados anteriormente y el mismo sistema para su cálculo.

If, in any of the INTEREST PERIODS during which interest is earned, the "TIlE RATE" is not set by the Bank of Mexico, the interest rate that replaces said "TIlE RATE" as announced by the Bank of Mexico itself will be applied to this contract. The same percentage points indicated for the "TIlE RATE" will be applied as a margin as indicated previously and the same system will be used to calculate it.

En caso de que el Banco de México no dé a conocer tasa de intereses sustituta de Ia "TASA TIlE", se aplicara al "CREDITO", como tasa sustituta Ia "TASA CETES" (según se define más adelante) más los mismos puntos porcentuales que de común acuerdo "LAS PARTES" pacten en ese memento.

If the Bank of Mexico does not announce the interest rate that replaces the TIlE RATE, the "CETES RATE" (as defined hereafter) will be applied to the LOAN as the replacement rate, plus the same percentage points that the PARTIES agree to mutually at that time.

Para los efectos del presente contrato, "TASA CETES" significa Ia última tasa anual de interés de rendimiento equivalente a Ia de descuento, de los Certificados de Ia Tesorería de Ia Federación a plaza de 28 (VEINTIOCHO) días o, en caso de caer en día inhábil el término de dicho plazo, de 26 (VEINTISEIS), 27 (VEINTISIETE) o 29 (VEINTINUEVE) días, en colocación primaria que semanalmente dé a conocer el Gobierno Federal por conducto de Ia Secretaría de Hacienda y Crédito Público mediante avisos en los periódicos de mayor circulación en el país, siendo aplicable al presente "CREDITO" Ia última "TASA CETES" que se haya dado a conocer de manera previa al inicio de cada "PERIODO DE INTERESES".

For the purposes of this contract, the "CETES RATE" means the last annual interest rate with a yield equivalent to the discount rate for the Treasury Certificates of the Federation for a term of TWENTY-EIGHT (28) days, or if that date falls on a non-business day, TWENTY-SIX (26), TWENTY-SEVEN (27) or TWENTY-NINE (29) days, in primary placement as announced each week by the Federal Government through the Secretary of Finance and Public Credit by means of notifications in the newspapers with major circulation in the country. The last "CETES RATE" announced prior to the beginning of each INTEREST PERIOD will be applied to this LOAN.

En caso de que no se publique ninguna de las tasas anteriormente señaladas, "LAS PARTES" están de acuerdo en celebrar un convenio modificatorio al presente contrato, que tenga por propósito establecer Ia tasa de interés aplicable al mismo. Lo anterior, dentro de un plazo que no podrá ser superior a un plazo de 20 (VEINTE) días naturales, a Ia fecha en que "BANCOMER" le notifique a "EL CLIENTE" de dicha circunstancia. Durante el mencionado plaza regirá Ia ultima tasa de interés aplicada.

If none of the previously indicated rates are published, the PARTIES agree to enter into an agreement to modify this contract whose purpose is to establish the interest rate applicable to this contract. The foregoing will occur within a period that may not exceed TWENTY (20) calendar days after the date when BANCOMER notifies the CUSTOMER of said circumstance. The last interest rate applied will remain in place during the aforementioned period.

/s/ EVA
/s/ MCG
/s/ JAVR

Será causa de vencimiento anticipado del presente contrato, el que "LAS PARTES" no lleguen a un acuerdo respecto a Ia tasa sustituta aplicable dentro del plazo arriba pactado, caso en el cual "EL CLIENTE" deberá pagar a "BANCOMER" el saldo insoluto del "CREDITO" y sus demás accesorios, en Ia fecha del citado vencimiento, toda vez que en caso contrario el saldo insoluto devengará intereses moratorios conforme a Ia pactado en el presente instrumento, tomando como base Ia última tasa ordinaria aplicable al presente "CREDITO".

This contract may be terminated in advance if the PARTIES do not reach an agreement about the applicable replacement rate within the period stipulated above. In such a case, the CUSTOMER must repay BANCOMER for the outstanding balance of the LOAN and any associated payments on the date of the aforementioned expiration, since otherwise the outstanding balance will have late fees applied as set forth in this instrument, using as a basis the last ordinary rate applicable to this LOAN.

Para calcular los intereses ordinarios de cada "PERIODO DE INTERESES", Ia tasa anualizada de interés aplicable se dividirá entre 360 (TRESCIENTOS SESENTA) y el resultado se multiplicará por el número de los días naturales que integren el "PERIODO DE INTERESES" de que se trate. La tasa resultante se multiplicará por el saldo insoluto del "CREDITO" y el producto será Ia cantidad que por concepto de intereses deberá pagar "EL CLIENTE" a "BANCOMER" en cada "FECHA DE PAGO DE INTERESES".

To calculate ordinary interest for each INTEREST PERIOD, the applicable annualized interest rate will be divided by THREE HUNDRED SIXTY (360) and the result will be multiplied by the number of calendar days making up the pertinent INTEREST PERIOD. The resulting rate will be multiplied by the LOAN's outstanding balance and the product will be the amount to be paid by the CUSTOMER as interest to BANCOMER on each INTEREST PAYMENT DATE.

SEPTIMA.- INTERESES MORATORIOS. En caso de que "EL CLIENTE" no pague puntualmente alguna cantidad que deba cubrir en favor de "BANCOMER" conforme al presente contrato, exceptuando intereses, dicha cantidad devengará intereses moratorios desde Ia fecha de su vencimiento hasta que se pague totalmente, intereses que se devengarán diariamente, que se pagarán a Ia vista y conforme a una tasa anualizada igual al resultado de multiplicar Ia tasa de intereses ordinaria por 2 (DOS).

7. LATE FEES. Should the CUSTOMER make a late payment for any amount owed to BANCOMER based on this contract, with the exception of interest, that amount will have late fees applicable from the due date until it is paid in full. The fees will be applied each day and will be paid on demand based on the annualized rate that is equal to the result of multiplying the ordinary interest rate by TWO (2).

Para calcular los intereses moratorios, Ia tasa anualizada de interés moratoria aplicable se dividirá entre 360 (TRESCIENTOS SESENTA) y el cociente se aplicará a los saldos insolutos y vencidos, resultando así el interés moratoria de cada día, que se ha obligado a pagar "EL CLIENTE" en términos de este contrato.

To calculate late fees, the annual late fee rate will be divided by THREE HUNDRED SIXTY (360) and the result will be applied to the outstanding, overdue balance as the late fees for each day that the CUSTOMER must pay under the terms of this contract.

OCTAVA.- COMISION(ES). "EL CLIENTE" se obliga a pagar a "BANCOMER" comisión por Ia cantidad de $0.00 (CERO PESOS 00/100 M.N.), que será cobrada al momento que "BANCOMER" realice el alta del "CREDITO" en el "SISTEMA".

8. FEES. The CUSTOMER must pay BANCOMER a fee for opening the LOAN in the amount of $0.00 (ZERO PESOS IN THE NATIONAL CURRENCY), which will be collected at the time that BANCOMER releases the LOAN in the SYSTEM.

Asimismo "EL CLIENTE" se obliga a pagar a "BANCOMER" una comisión anual por administración del "CREDITO" por Ia cantidad de $0.00 (CERO PESOS 00/100 M.N.), que será pagada en Ia fecha que se cumpla cada aniversario del presente contrato.
Likewise, the CUSTOMER must pay BANCOMER an annual LOAN administration fee in the amount of $0.00 (ZERO PESOS IN THE NATIONAL CURRENCY), which will be paid on each contract anniversary date.

Para efectos de esto último, "EL CLIENTE" faculta irrevocablemente a "BANCOMER" para que cobre dicha(s) comisión(es) más el IVA correspondiente, mediante el cargo del importe que corresponda a Ia "CUENTA DE CHEQUES".
For the purposes of the annual administration fee, the CUSTOMER hereby irrevocably empowers BANCOMER to collect said fee(s) plus the pertinent VAT by charging the fee to the CHECKING ACCOUNT.

/s/ EVA
/s/ MCG
/s/ JAVR

NOVENA.- LUGAR Y FORMA DE PAGO. Todos los pagos que deba efectuar "EL CLIENTE" en favor de "BANCOMER" al amparo de este contrato, por capital, intereses, comisiones y demás consecuencias legales, los hará en las fechas convenidas en días y horas hábiles, sin necesidad de previa requerimiento. Dichos pagos serán efectuados a través del "SISTEMA" o en cualquier sucursal de "BANCOMER", ubicada en Ia misma plaza correspondiente al domicilio estipulado por "BANCOMER", o bien, podrán hacerse en cualquier otro lugar que al efecto "BANCOMER" notifique a "EL CLIENTE" con por Ia menos 10 (DIEZ) días de anticipación a Ia fecha de pago respectivo.

9. PLACE AND METHOD OF PAYMENT. All the payments to be made by the CUSTOMER to BANCOMER under the auspices of this contract for principal, interest, fees, and other legal consequences will be made on the stipulated dates during normal business hours without the need for any notification to be sent to the CUSTOMER first. The payments will be made using the SYSTEM or at any BANCOMER branch located in the same location as the domicile stipulated by BANCOMER or may be made anywhere else, that BANCOMER reports to the CUSTOMER for said purpose at least TEN (10) days prior to the pertinent payment due date.

"BANCOMER" estará obligada a recibir cheques y órdenes de transferencias de fondos para el pago de principal, intereses, comisiones y gastos del "CREDITO".	BANCOMER must accept checks and funds transfer orders to pay the principal, interest, fees, and expenses associated with the LOAN.

Las órdenes de transferencia de fondos podrán ser enviadas a solicitud de "EL CLIENTE" o por un tercero y Ia institución emisora podrá ser otra Institución de Crédito. Asimismo, los cheques podrán ser librados por "EL CLIENTE" o por un tercero, incluyendo aquellos que hayan sido expedidos a cargo de otra Institución de Crédito. Lo anterior siempre y cuando quienes libren los cheques o soliciten órdenes de transferencias de fondos respectivos, tengan en las cuentas que correspondan recursos suficientes.

The funds transfer orders may be sent at the CUSTOMER's request or by a third party; the issuing institution may be another credit institution. Likewise, the checks may be drawn by the CUSTOMER or by a third party, including any checks that may have been issued by another credit institution. The foregoing is applicable provided that the parties issuing the checks or requesting funds transfers have sufficient funds in the pertinent accounts.

El pago del "CREDITO" se acreditara de acuerdo al media de pago que utilice "EL CLIENTE", de Ia manera siguiente:	The LOAN payment will be credited based on the payment method used by the CUSTOMER as follows:

MEDIOS DE PAGO	FECHAS DE ACREDITAMIENTO DEL PAGO	PAYMENT MEDIA	PAYMENT APPLICATION DATE
Efectivo	Se acreditará el mismo día.	Cash	Cash will be credited the same day.
Cheque del mismo “BANCOMER”	Se acreditará el mismo día.	Check from BANCOMER	The check will be credited the same day.
Cheque de otro banco	Si se deposita antes de las 16:00 horas, se acreditará a más tardar el “DIA HABIL” siguiente. Si se deposita después de las 16:00 horas, se acreditará a más tardar el segundo “DIA HABIL” siguiente.	Check from another bank
If the check is deposited prior to 4:00 p.m., it will be credited on the next business day by the latest.

If the check is deposited after 4:00 p.m., it will be credited on the second business day after the deposit by the latest.

Domiciliación	Se acreditará: a) En la fecha que “BANCOMER” acuerde con “EL CLIENTE”, o b) En la fecha límite de pago del “CREDITO”, préstamo o financiamiento.	Direct Debit	The payment will be credited: c) On the date that BANCOMER agrees with the CUSTOMER, or d) On the LOAN or financing payment due date.
Transferencias electrónicos de fondos
a) A través del “SISTEMA” de Pagos Electrónicos Interbancarios (SPEI) o mediante cargos y abonos a cuentas en el mismo “BANCOMER”, se acreditará mismo “DIA HABIL” en que se ordene la transferencia.

b) A través del Sistema de Pagos Electrónicos, se acreditará a más tardar el “DIA HABIL” siguiente al que se ordene la transferencia.
Electronic funds transfers
c) Payments made through the Interbank Electronic Payment System (SPEI) or by means of charges or payments to accounts at BANCOMER will be credited the same BUSINESS DAY on which the transfer is ordered.

d) Payments made through the Electronic Payment System will be credited on the BUSINESS DAY following the day the transfer is ordered by the latest.

No obstante lo convenido anteriormente, "EL CLIENTE" instruye expresa e irrevocablemente a "BANCOMER" para que este último cargue a Ia "CUENTA DE CHEQUES", el importe de principal, intereses ordinarias, y en su caso, intereses moratorios, comisiones, gastos y demás accesorios del "CREDITO", acreditándose en el mismo día en que se efectúe el pago.

Despite what was previously agreed, the CUSTOMER hereby expressly and irrevocably instructs BANCOMER to charge the payments for principal, ordinary interest, late fees, other fees, expenses and items associated with the LOAN to the CUSTOMER's CHECKING ACCOUNT, to be applied on the same date that the payment is made.

"EL CLIENTE" se obliga a mantener Ia provisión de fondos suficientes en Ia "CUENTA DE CHEQUES" aludida.	The CUSTOMER must keep sufficient funds in the aforementioned CHECKING ACCOUNT.

/s/ EVA
/s/ MCG
/s/ JAVR

"LAS PARTES" acuerdan que "EL CLIENTE" podrá solicitar su estado de cuenta del "CREDITO" en cualquiera de las sucursales de "BANCOMER". En el estado de cuenta podrá conocer su saldo del "CREDITO", los cargos y abonos efectuados.
		The PARTIES agree that the CUSTOMER may ask for an account statement for the LOAN at any of the BANCOMER branches. The account statement will; show the LOAN balances, charges, and payments made.

DECIMA.- PAGOS ANTICIPADOS. "EL CLIENTE" podrá pagar antes de su vencimiento, parcial o totalmente, el importe de las sumas dispuestas sin costo alguno, siempre y cuando este pago se haga en Ia "FECHA DE PAGO DE INTERESES". El importe de los pagos anticipados será aplicado primeramente al pago de intereses generados no vencidos y por último al capital.

10. PRE-PAYMENTS.  The CUSTOMER may make the loan payments, whether in full or in part, prior to the payment due date without charge, provided such payment is made in the "INTEREST PAYMENT DATE". The pre-payment amounts will be applied first to any earned interest payment that is not overdue and then to principal.

En él supuesto que el pago anticipado se realice fuera de Ia "FECHA DE PAGO DE INTERESES" y cause algún costo a "BANCOMER", esta costa será cubierto por "EL CLIENTE", en Ia misma fecha en que se realice dicho pago.
		Should the pre-payment take place outside of the "INTEREST PAYMENT DATE" and entail any cost for BANCOMER, the cost will be paid by the CUSTOMER on the same date that the payment is made.

DECIMA PRIMERA.- OBLIGACIONES ESPECIALES. "EL CLIENTE" está obligado a cumplir durante Ia vigencia de este contrato y mientras exista saldo derivado del mismo, las obligaciones siguientes:		11. SPECIAL OBLIGATIONS. The CUSTOMER must comply with the following obligations while this contract is in effect and while there is any outstanding balance:

A.	OBLIGACIONES DE HACER.	B.	OBLIGATIONS.

1.	Entregar a "BANCOMER" sus estados financieros anuales dictaminados, cuándo exista Ia obligación fiscal de hacerlo, dentro de los 210 (DOSCIENTOS DIEZ) días naturales, posteriores al cierre de su ejercicio social, de las empresas: Avícola Pilgrim's Pride de México, S.A. de C.V. y subsidiarias, en forma individual y consolidada, Pilgrim's Pride, S. de R.L. de C.V., Comercializadora de Carnes de México, S. de R.L. de C.V., Pilgrim's Pride Co., y JBS, S.A., de manera enunciativa más no limitativa.	1.
Provide BANCOMER with annual official financial statements, when there is any tax payment due, within TWO HUNDRED TEN (210) calendar days after the close of the company's fiscal period, of the companies: Avícola Pilgrim's Pride de México, S.A. de C.V. and subsidiaries, individually and consolidated, Pilgrim's Pride, S. de R.L. de C.V., Comercializadora de Carnes de México, S. de R.L. de C.V., Pilgrim's Pride Co., and JBS, S.A., that as enunciated most without limitation.

2.	Entregar a "BANCOMER" dentro de los 90 (NOVENTA) días naturales siguientes al cierre de cada semestre, los estados financieros internes y/o relación patrimonial de bienes (según sea el caso), que incluyan balance, estado de resultados y relaciones analíticas de sus principales cuentas de activo y pasivo, de las empresas señaladas en el punto 1 anterior.	2.
Provide BANCOMER internal financial statements and/or financial condition statements (as the case may be) to BANCOMER within NINETY (90) calendar days after the close of the semester annual fiscal period. They must include the balance sheet, the profit and loss statements and analytical ratios between the CUSTOMER's main asset and liability accounts, of the companies mentioned in point 1 above.

3.	lnformar a "BANCOMER" dentro de los 45 (CUARENTA Y CINCO) días hábiles siguientes a su acontecimiento, de cualquier evento que pudiera afectar, afecte o menoscabe Ia situaci6n financiera actual de su negocio que ponga en riesgo el cumplimiento de sus obligaciones de pago estipuladas en este contrato o incurra en alguna de las causa de vencimiento anticipado previstas en este contrato informando además, las acciones y medida que se vayan a tomar al respecto.	3.
Report to BANCOMER within FORTY FIVE (45) business days after the occurrence of any event that may affect or endanger the current financial situation of its business that endangers the fulfillment of its payment obligations stipulated in this contract or after incurring any of the causes for early termination provided in this contract. The CUSTOMER must also report any actions and measures that will be taken to BANCOMER.

B.	OBLIGACIONES DE NO HAGER.	B.	OTHER OBLIGATIONS.

/s/ EVA
/s/ MCG
/s/ JAVR

Sin previa autorización por escrito de "BANCOMER", "EL CLIENTE" no podrá:		Without previous written authorization from BANCOMER, the CUSTOMER may not:

1.	Contratar pasivos con costo financiero, cuyos montos y garantías, pudieran afectar las obligaciones de pago establecidas en el presente contrato.	1.	Take out liabilities with any financial cost whose amounts and collateral may affect the payment obligations set forth in this contract.

2.	Otorgar préstamos y/o garantías a terceros o empresas filiales que pudieran afectar las obligaciones de pago establecidas en el presente contrato.	2.	Issue loans and/or guarantees to third parties or associated companies that may affect the payment obligations set forth in this contract.

DECIMA SEGUNDA.- GASTOS. Todos los gastos, así como en su caso los honorarios del Fedatario Público y derechos de Registro, derivados de este contrato, deberán ser cubiertos por "EL CLIENTE".		12. EXPENSES. Any expenses including professional fees for notaries public and registration fees derived from this contract are to be paid by the CUSTOMER.

Para el caso de que "EL CLIENTE" en un plaza de 10 (DIEZ) días naturales contados a partir de Ia fecha de firma del presente contrato, no haya efectuado el pago pre aprobado que por gastos, honorarios y derechos que el presente contrato origine, autoriza expresa e irrevocablemente a "BANCOMER" para que le sean cargadas en su "CUENTA DE CHEQUES", en el entendido, que si no cuenta con fondos suficientes en Ia misma, "BANCOMER" realizará el pago, obligándose a resarcir a "BANCOMER" de estas cantidades, en un plaza de 10 (DIEZ) días naturales contados a partir de que "BANCOMER" haya efectuado el page, obligándose, además, a pagar los intereses moratorios pactados en el presente instrumento per cada día de mora en el page de estos conceptos, tomando como base, Ia última tasa ordinaria aplicable al "CREDITO".

If, within a period of TEN (10) calendar days after the date that this contract is signed, the CUSTOMER has not made the preapproved payment for any expenses, professional fees, and other fees arising from this contract, the CUSTOMER expressly and irrevocably authorizes BANCOMER such that said expenses and fees may be charged to the CUSTOMER's CHECKING ACCOUNT with the understanding that if the CHECKING ACCOUNT has insufficient funds, BANCOMER will make the payment and that BANCOMER is to be reimbursed for said amounts within a period of TEN (10) calendar days after the date when BANCOMER made the payment. In addition, the CUSTOMER must pay for any late fees stipulated in this instrument for every day that payment for these items is in arrears, using as a basis the last ordinary rate applicable to the LOAN.

DECIMA TERCERA.- IMPUESTOS.  "EL CLIENTE" pagará a "BANCOMER" todas las sumas de principal, intereses y otras sumas pagaderas conforme al presente contrato, libres, exentas y sin deducción, carga o cualquier otra responsabilidad fiscal que grave dichas cantidades en Ia actualidad o en el futuro, pagaderos en cualquier jurisdicción en México.

13. TAXES.  The CUSTOMER will pay any amounts related to principal, interest and other amounts payable based on this contract to BANCOMER free and clear of any deduction, charge or any other tax liability applied to said amounts currently or in the future that may be payable in any jurisdiction in Mexico.

DECIMA CUARTA.- CAUSAS DE VENCIMIENTO ANTICIPADO.  El plazo para el pago del "CREDITO" y sus accesorios se podrá dar por vencido anticipadamente, sin necesidad de declaración judicial previa, en caso de que acontezca cualquiera de las siguientes causas:

14. CAUSES FOR EARLY TERMINATION. The deadline to pay off the LOAN and any associated amounts may be moved forward without the need for any legal ruling to do so, in case any of the following causes occurs:

1.	Si "EL CLIENTE" no pagase puntual e íntegramente a su vencimiento el capital, o los intereses devengados, o comisiones o gastos que se causen en virtud del presente instrumento y en relación con el "CREDITO" (cada uno de dichos eventos constituirá una "CAUSA DE VENCIMIENTO ANTICIPADO").	1.
If the CUSTOMER does not make a full payment on time for any principal or earned interest due or for fees or expenses that are due that are caused by virtue of this instrument or in relation to the LOAN (each of said events will constitute a "CAUSE FOR EARLY TERMINATION").

/s/ EVA
/s/ MCG
/s/ JAVR

2.	Si "EL CLIENTE" después de 10 (diez) días de recibir notificación per escrito de "BANCOMER" faltare al cumplimiento de cualquiera de sus obligaciones bajo el presente instrumento, incluyendo sin limitar las obligaciones de hacer y de no hacer estipuladas en el presente instrumento, si incumple otros contratos u obligaciones que tenga contraídas con "BANCOMER" o que contraiga con él en lo futuro.	2.
If the CUSTOMER after TEN (10) days of receiving written notice from "BANCOMER" fails to comply with any of its obligations as set forth in this instrument, including without limitation all of the obligations stipulated in Sections 11.A and 11.8 of this instrument, or if it is in breach of any other contracts or obligations that the CUSTOMER has with BANCOMER or that the CUSTOMER may enter into with BANCOMER in the future.

lndependientemente de lo anterior, el "CREDITO" se extinguirá en los cases previstos per el Articulo trescientos uno de Ia Ley General de Títulos y Operaciones de Crédito.		Notwithstanding the foregoing, the LOAN will be extinguished in the cases provided in Article 301 of the General Credit Operations and Securities Law.

En caso de ocurrir alguna de las causas de vencimiento anticipado antes previstas o las que se derivan de Ia ley, "BANCOMER" podrá declarar de manera inmediata el importe total de dicho "CREDITO" y todas las demás sumas que se adeuden bajo el presente contrato; en caso contrario "EL CLIENTE" se obliga a pagar intereses moratorios conforme a lo pactado en el presente instrumento, tomando como base Ia última tasa ordinaria aplicable al presente "CREDITO".

Should any of the causes for early termination provided above occur or should any of the causes derived from the law occur, BANCOMER may declare that the deadline stipulated for the payment of the LOAN and other associated payments set forth in this instrument has ended. In such a case, the CUSTOMER must immediately pay BANCOMER for the full LOAN amount, including any other sums owed under this contract. Otherwise, the CUSTOMER must pay late fees as set forth in this instrument, using the last ordinary interest rate applicable to this LOAN as a basis.

DECIMA QUINTA.- COMPENSACION. En el supuesto de que en cualquier fecha en que "EL CLIENTE" deba pagar a "BANCOMER" cualquier cantidad conforme a este instrumento y ''EL CLIENTE" incumpliere con esa obligación de pago, este último en la medida permitida por Ia ley, autoriza y faculta irrevocablemente "BANCOMER" para que cargue contra cualquier depósito y o cuenta que "EL CLIENTE" mantenga con "BANCOMER" (incluyendo, sin limitar depósitos y o cuentas a Ia vista, de ahorro, a plazo, provisionales o definitivas, cuentas de inversión cualesquiera que estas sean) y compense contra cualquier adeudo que "BANCOMER" pueda tener a su cargo y a favor de "EL CLIENTE" por cualquier concepto, precisamente hasta una cantidad igual al monto de Ia cantidad no pagada a "BANCOMER", sin necesidad de requerimiento, aviso o demanda alguna.

15. COMPENSATION. Should the CUSTOMER fail to make a payment that it owes to BANCOMER on the due date based on this instrument, the CUSTOMER, to the degree allowed by law, hereby irrevocably authorizes and empowers BANCOMER to charge said payment against any deposit or account that the CUSTOMER has with BANCOMER (including, without limitation, deposits and/or on-demand accounts, savings accounts, term, provisional or definitive accounts, and investment accounts, whatever they may be) and to compensate BANCOMER for any amount owed by the CUSTOMER for any item, precisely up to an amount equal to the amount that went unpaid to BANCOMER, with no need for any notification, warning, or lawsuit to be filed first.

"BANCOMER" notificará a "EL CLIENTE", tan pronto como le sea posible, de cualquier cargo o compensación que haya efectuado conforme a lo permitido en ésta cláusula, en el entendido de que a falta de dicha notificación no afectará en forma alguna Ia validez del mencionado cargo o compensación.

BANCOMER will notify the CUSTOMER, as soon as possible, of any charge or compensation that it has processed, as allowed in this clause with the understanding that failure to provide any such notification will not in any way affect the validity of said charge or compensation.

/s/ EVA
/s/ MCG
/s/ JAVR

DECIMA SEXTA.- CESION DEL CREDITO.  Este contrato surtirá sus efectos una vez que haya sido suscrito por "EL CLIENTE" y "BANCOMER" y posteriormente obligará y beneficiará a "EL CLIENTE" y a "BANCOMER" y a sus respectivos sucesores y cesionarios según sea el caso, "EL CUENTE" no podrá ceder sus derechos u obligaciones conforme a este contrato, ni interés en el mismo sin el consentimiento previa y por escrito de "BANCOMER". "BANCOMER" por su parte, podrá transmitir, ceder o negociar este "CREDITO" sin limitación alguna si "EL CLIENTE" faltare al cumplimiento de cualquiera de sus obligaciones bajo el presente contrato, y con el consentimiento por escrito de "EL CLIENTE" sólo para el caso de que se encuentre al corriente en el cumplimiento de las obligaciones bajo el presente contrato, al cesionario le corresponderán en contra de "EL CLIENTE" los mismos derechos y beneficios que tendría si fuera "BANCOMER" en este contrato.

16. LOAN TRANSFER. This contract will take effect once it has been signed by the CUSTOMER and BANCOMER. At that point, it will be binding on and to the benefit of the CUSTOMER and BANCOMER and their different successors and assigns, as the case may be. The CUSTOMER may not transfer its rights or obligations as set forth in this contract, nor may the CUSTOMER transfer any interest herein without first obtaining written consent from BANCOMER. For its part, BANCOMER may transfer, convey, or trade this LOAN without limitation if the CUSTOMER fails to comply with any of its obligations as set forth in this contract, and with the written consent of the CUSTOMER just in case that is current on compliance with the obligations as set forth in this contract. The recipient of said transfer, conveyance or trade will have the same rights and benefits in relation to the CUSTOMER as though said recipient were BANCOMER in this contract.

DECIMA SEPTIMA. RESTRICCION Y DENUNCIA. En términos del artículo doscientos noventa y cuatro de Ia Ley General de Títulos y Operaciones de "BANCOMER" se reserva el derecho de denunciar o restringir el presente contrato si "EL CLIENTE" faltare al cumplimiento de cualquiera de sus obligaciones de conformidad con Ia cláusula décima cuarta, en cualquier momento y mediante aviso por escrito que entregue a "EL CLIENTE".

17. RESTRICTION AND WAIVER. Under the terms of Article 294 of the General Credit Operations and Securities Law, it is hereby expressly stipulated that BANCOMER reserves the right to waive or restrict this contract if the CUSTOMER fails to comply with any of its obligations as provided by clause 14 at any time by means of a written notice served on the CUSTOMER.

En caso de denuncia de este contrato, el "CREDITO" se extinguirá en Ia parte en que "EL CLIENTE" no hubiere dispuesto, se darán por vencidos anticipadamente los plazas pactados y "EL CUENTE" deberá pagar a "BANCOMER" de inmediato, el importe de las sumas de que haya dispuesto, más las que le adeude por cualquier otro concepto.

Should this contract be waived, any amounts of the LOAN that the CUSTOMER has not accessed will be extinguished. The amounts of the LOAN that the CUSTOMER has already used will be called due and the CUSTOMER must immediately pay back the amounts of the loan that the CUSTOMER has used, plus what is owed by the CUSTOMER to BANCOMER for any other item.

CAPITULO SEGUNDO MEDIOS ELECTRONICOS	CHAPTER TWO ELECTRONIC MEDIA

TITULO I USO DE MEDIOS ELECTRONICOS	TITLE I USING ELECTRONIC MEDIA

DECIMA OCTAVA.- CONSENTIMIENTO POR MEDIOS ELECTRONICOS.  "EL CLIENTE" conoce y acepta que Ia manifestación de su consentimiento, respecto de los aetas convenidos en este contrato, lo expresaran a través: (i) de información generada, enviada, recibida, archivada o comunicada, a través de medias electrónicos, ópticos o de cualquier otra tecnología (en lo sucesivo "MENSAJE DE DATOS") (ii) del usa de claves y contraseñas previamente convenidas entre "LAS PARTES"; y (iii) del uso de equipos de cómputo y sistemas automatizados conforme a lo establecido en este contrato y en el(los) contrato(s) que "EL CLIENTE" tiene celebrado con "BANCOMER" para el uso y operación del "SISTEMA" referido en las declaraciones de este instrumento.

18. CONSENT TO THE USE OF ELECTRONIC MEDIA. The CUSTOMER is aware of and accepts that the manifestation of its consent in relation to the actions stipulated in this contract will be expressed through: (i) the information that is generated, sent, received, filed or communicated through electronic, optical or any other media (hereinafter the "DATA MESSAGE"), (ii) by using user names and passwords previously agreed to by the PARTIES; and (iii) by using computer equipment and; automated systems as set forth in this contract and in any contract(s) that the CUSTOMER may have entered into with BANCOMER to use and operate the SYSTEM referenced in the recitals in this instrument.

/s/ EVA
/s/ MCG
/s/ JAVR

DECIMA NOVENA.- SUSTITUCION DE LA FIRMA AUTOGRAFA. En virtud a lo estipulado en Ia cláusula anterior, "BANCOMER" y "EL CLIENTE" convienen en términos de lo establecido en las legislaciones aplicables, que el uso de los medios de identificación electrónicos previstos en este instrumento y las operaciones realizadas mediante la transmisión de "MENSAJES DE DATOS" a través del empleo de las claves y contraseñas en el "SISTEMA", sustituirán Ia firma autógrafa, tendrán plena valor probatorio y fuerza legal para acreditar la(s) disposiciones del "CREDITO", el importe de la(s) misma(s), las tasas de intereses y producirán los mismos efectos que las leyes otorgan a los documentos correspondientes y, en consecuencia, tendrán el mismo valor probatorio.

19. MANUAL SIGNATURE REPLACEMENT. By virtue of the stipulations in the previous clause, BANCOMER and the CUSTOMER agree, under the terms of the contents of the applicable laws, that using the electronic identification media provided in this instrument and the operations carried out by transmitting DATA MESSAGES by using user names and passwords in the SYSTEM will replace the manual signature, and will have full evidentiary value and legal force and will produce the same effect that the laws grant to the pertinent documents and, as a consequence, will have the same value to be used as evidence.

VIGESIMA.- AUTORIZACION PARA LA REALIZACION DE DISPOSICION POR MEDIOS ELECTRONICOS. Asimismo y para todos los efectos legales a que haya lugar, "EL CLIENTE" conviene con “BANLCOMER” en que se entenderán autorizadas y facultadas por cuenta y arden de "EL CLIENTE" a todas y cada una de las personas que realicen las operaciones por medios electrónicos materia de este instrumento proporcionando los datos de las claves contraseñas que con "BANCOMER" tiene establecidas, liberando a "BANCOMER" de cualquier responsabilidad derivada del uso indebido de dichos medios.

20. AUTHORIZATION TO MAKE ELECTRONIC MEDIA AVAILABLE. Likewise, and for all legal intents and purposes, the CUSTOMER agrees with BANCOMER that any of the parties that the CUSTOMER authorizes and should this contract be waived, any amounts of the LOAN that the CUSTOMER has not accessed will be extinguished. The amounts of the LOAN that the CUSTOMER has already used will be called due and the CUSTOMER must immediately pay back the amounts of the loan that the CUSTOMER has used, plus what is owed by the CUSTOMER to BANCOMER for any other item.

Ambas partes convienen en que el uso de las claves y contraseñas sirven de medios de autentificación, identificación y expresión del consentimiento de "EL CLIENTE" en el "SISTEMA" y que éstas serán utilizadas en sustitución del nombre y Ia firma autógrafa de "EL CLIENTE". "BANCOMER" se basará en ellos de Ia misma manera y para los mismos propósitos y alcances.

Both parties agree that user names and passwords will be used as a means of authentication, identification, and as an expression of the CUSTOMER's consent in the SYSTEM and that they will be used as a replacement for the CUSTOMER's name and manual signature. BANCOMER will use the user names and passwords the same way and for the same purposes and with the same scope as the CUSTOMER's name and manual signature.

VIGESIMA PRIMERA.- MODIFICACIONES A LOS MEDIOS ELECTRONICOS.  "BANCOMER" podrá en todo momento mejorar Ia calidad de sus servicios estableciendo modificaciones a las reglas del "SISTEMA" y/o a los procedimientos de acceso e identificación, con previa aviso a "EL CLIENTE" ya sea par escrito, mediante el "SISTEMA" o por cualquier otro media, con 7 (SIETE) días hábiles de anticipación a Ia fecha de entrada en vigor de las mismas, de quien se entenderá su aceptación mediante Ia utilización que haga de dicho "SISTEMA" después de que estas hayan entrada en vigor.

21. MODIFICATIONS TO ELECTRONIC MEDIA.  BANCOMER may at any time improve the quality of its services by making modifications to the SYSTEM's rules and/or the access and identification procedures after notifying the CUSTOMER either in writing, through the SYSTEM or by any other means SEVEN (7) days in advance of the date that the modifications will take effect. When the SYSTEM has been used by the CUSTOMER after the modifications have been made, it will signify the CUSTOMER's acceptance of the modifications.

Asimismo ambas partes convienen que "BANCOMER" podrá fijar libremente las bases, requisitos y condiciones de operación del "SISTEMA", así como los días y el horario de su operación.	Likewise, both parties agree that BANCOMER may set the bases, requirements and conditions for operating the SYSTEM as well as the days and schedule when the SYSTEM may be used.

/s/ EVA
/s/ MCG
/s/ JAVR

VIGESIMA SEGUNDA.- CONSULTA DEL CREDITO. La información que "BANCOMER" proporcione a "EL CLIENTE", a través del "SISTEMA", corresponderá a Ia que en sus registros y sistemas aparezca a esa fecha. En los estados de cuenta de Ia "CUENTA DE CHEQUES" que se envíen a "EL CLIENTE", se hará constar e identificarán las operaciones realizadas al amparo de este servicio, mediante los cargos y abonos correspondientes.

22. LOAN QUERY. The Information that BANCOMER provides the CUSTOMER through the SYSTEM will be the information that BANCOMER has in its records and systems as of that date. The CHECKING ACCOUNT statements that are sent to the CUSTOMER will show a record of and identify the operations carried out by using this service, with the pertinent charges and payments.

Las observaciones al estado de cuenta las formulará "EL CLIENTE" en Ia forma y los términos establecidos en el contrato que rige dicha operación.		Any comments that the CUSTOMER makes about the account statement will be formulated by the CUSTOMER in the form and under the terms set forth in the contract that governs said operation.

VIGESIMA TERCERA.- LIBERACION DE RESPONSABILIDAD. En ningún caso "BANCOMER" será responsable de algún daño, incluyendo sin límite, daños, pérdidas, gastos directos, indirectos, inherentes o consecuentes que surjan en relación con el sitio web, Ia página de internet, el "SISTEMA" o cualquier medio convenido par "LAS PARTES" por el uso o imposibilidad de uso por alguna de "LAS PARTES", o en relación con cualquier falla en el rendimiento, error, omisi6n, interrupci6n, defecto, demora en Ia operación o transmisión, virus de computadora o falla de sistema o línea. En caso de falla atribuible a BANCOMER notificará al cliente las medidas contingentes mencionadas en Ia cláusula vigésima octava de este contrato.

23. RELEASE OF LIABILITY. In no case will BANCOMER be liable for any damage, including without limitation, damages, losses, direct or indirect expenses or expenses that are inherent to or consequential to using the web site, the Internet page, the SYSTEM or to using any medium stipulated by the PARTIES due to using the SYSTEM or the inability to use the SYSTEM by any of the PARTIES or in relation to any failure to perform, error, omission, interruption, defect, delay in operations or transmissions, computer virus or system or line failure. In case of failure attributable to BANCOMER notify the CUSTOMER contingent measures mentioned in the twenty eighth clause of this contract.

VIGESIMA CUARTA.- REGULACION EN LAS OPERACIONES REALIZADAS POR MEDIOS ELECTRONICOS. Las operaciones que se llevan a cabo conforme a lo señalado en el presente título, se regirán siempre y sin excepción alguna, por los términos y condiciones generales establecidos en éste instrumento y por Ia legislación aplicable a este tipo de operaciones.

24. REGULATION FOR OPERATIONS CARRIED OUT USING ELECTRONIC MEDIA. Any operations carried out based on the contents of this title will always be governed, without exception, by the general terms and conditions established in this instrument and by the legislation that is applicable to this type of operation.

TITULO II FORMA DE LA OPERACION EN EL SISTEMA		TITLE II HOW TO OPERATE THE SYSTEM

VIGESIMA QUINTA. DE LA MECANICA OPERATIVA. Para efecto de lo señalado en el presente título, "BANCOMER" y "EL CLIENTE" convienen lo siguiente:		25. OPERATIONAL MECHANICS. For the purposes set forth in this section, BANCOMER and the CUSTOMER agree to the following:

A.	PARA EL SERVICIO DE BANCA EN LINEA.	A.	THE BANKING ON LINE SERVICE.

1.	Al momento de ingresar al "SISTEMA", "EL CLIENTE" deberá de apegarse al procedimiento descrito en el contrato de banca electrónica que tiene celebrado con "BANCOMER".	1.	When the CUSTOMER enters the SYSTEM, it should follow the procedure described in the electronic banking contract that was entered into with BANCOMER.

2.	"EL CLIENTE" invariablemente para realizar cualesquiera de los operaciones estipuladas en este contrato, deberá proporcionar un número de identificación (en lo sucesivo "CLAVE DE OPERACION").	2.	To carry out any of the operations stipulated in this contract, the CUSTOMER must always provide an identification number (hereinafter the "PASSWORD").

/s/ EVA
/s/ MCG
/s/ JAVR

3.	"EL CLIENTE" reconoce y acepta el carácter personal y confidencial de las "CLAVES DE ACCESO" y "CLAVE DE OPERACION".	3.	The CUSTOMER acknowledges and accepts that the "USER NAMES" and "PASSWORDS" are personal and confidential.

4.	Cada vez que "EL CLIENTE" realice disposiciones del "CREDITO" por medio del "SISTEMA", lo ratificará identificándose con su "CLAVE DE OPERACION", hacienda constar en su "MENSAJE DE DATOS" Ia leyenda siguiente:	4.	Each time that the CUSTOMER uses the SYSTEM to access the LOAN, the CUSTOMER must enter the PASSWORD as identification to record the following text in the DATA MESSAGE:

CONSENTIMIENTO DE LA DISPOSICION		CONSENT TO LOAN APPLICATION

AI oprimir el botón de "DISPONER" usted manifiesta su voluntad de disponer y efectivamente dispone de Ia cantidad indicada bajo las condiciones que establece esta pantalla y el contrato de crédito que usted celebró previamente con BBVA Bancomer, S.A. lnstitución de Banca Múltiple, Grupo Financiero BBVA Bancomer.

When the "APPLY" button is clicked, you are stating that you are willing to access the indicated amount under the conditions shown on the screen and in the loan contract that you entered into previously with BBVA Bancomer, S.A. lnstitución de Banca Múltiple, Grupo Financiero BBVA Bancomer.

5.	Posteriormente aparecerá Ia siguiente leyenda:	5.	Next, the following text will appear:

CONFIRMACION DE LA DISPOSICION		APPLICATION CONFIRMATION

Confirmamos que usted realizó una disposición en los términos y bajo las condiciones que señala esta pantalla y el contrato de crédito que usted celebró previamente con BBVA Bancomer, S.A. lnstitución de Banca Múltiple, Grupo Financiero BBVA Bancomer.

We are confirming that you applied the amount under the terms and conditions indicated on this screen and in the loan contract that you entered into previously with BBVA Bancomer, S.A. lnstitución de Banca Múltiple, Grupo Financiero BBVA Bancomer.

6.	Si Ia "CLAVE DE OPERACIÓN es correcta, "BANCOMER" por conducto del "SISTEMA", depositará a "EL CLIENTE" en Ia "CUENTA DE CHEQUES", el monte del "CREDITO" solicitado.	6.	If the PASSWORD is correct, BANCOMER will use the SYSTEM to deposit the LOAN amount requested into the CUSTOMER’S CHECKING ACCOUNT.

Asimismo "LAS PARTES" convienen, para todos los efectos legales a que haya lugar, en que los MENSAJES DE DATOS en que consten las disposiciones del "CREDITO" que "EL CLIENTE" realice al amparo del presente contrato a través del "SISTEMA", se tendrán por expedidos y recibidos en Ia Ciudad de México, Distrito Federal, lugar en donde se encuentra "EL SISTEMA", en términos de Ia legislación federal aplicable.

Likewise, the PARTIES agree that, for all legal intents and purposes, the DATA MESSAGES that show the amounts of the LOAN that the CUSTOMER is applying under the auspices of this contract through the SYSTEM, will be issued and received in Mexico City, the Federal District, which is where the SYSTEM is located, under the terms of the applicable federal legislation.

VIGESIMA SEXTA. OPERACIONES REALIZADAS POR MEDICS ELECTRONICOS. "BANCOMER" registrara en el "SISTEMA" las disposiciones que "EL CLIENTE" realice del "CREDITO", así como de los pagos que realice.		26. OPERATIONS CARRIED OUT USING ELECTRONIC MEDIA. BANCOMER will record the LOAN amounts that the CUSTOMER applies in the system, as well as any payments made.

VIGESIMA SEPTIMA. INFORMACION SOBRE LA LINEA DE CREDITO. Durante toda Ia vigencia del presento contrato y, en su case, de sus prórrogas, "EL CLIENTE" podrá consultar por medio del "SISTEMA", Ia información que "BANCOMER" mantendrá registrada en los mismos, respecto de su línea de "CREDITO", debiendo sujetarse "EL CLIENTE" en dichas consultas a los procedimientos, plazos y estipulaciones aplicables a dichos medios de cómputo.

27. INFORMATION ABOUT THE LINE OF CREDIT. During the effective period of this contract and, as the case may be, any extensions hereto, the CUSTOMER may use the SYSTEM to look up the information that BANCOMER will have recorded about the CUSTOMER's line of credit. The CUSTOMER must be subject to the procedures, deadlines, and stipulations applicable to said computer media while looking up said information.

/s/ EVA
/s/ MCG
/s/ JAVR

CAPITULO TERCERO PROCEDIMIENTO EXCEPCIONAL DE DISPOSICION	CHAPTER THREE EXCEPTIONAL APPLICATION PROCEDURE

VIGESIMA OCTAVA.- "AVISOS DE DISPOSICION". "BANCOMER" y "EL CLIENTE" convienen que de manera excepcional y/o en caso de falla del "SISTEMA", "EL CLIENTE" podrá disponer del "CREDITO" mediante Ia firma de "AVISOS DE DISPOSICION", cuyos vencimientos se ajustarán a lo dispuesto en Ia cláusula cuarta del presente instrumento.

28. "AVAILABILITY NOTIFICATIONS." BANCOMER and the CUSTOMER agree that, as an exception and/or in case the SYSTEM is non-functional, the CUSTOMER may access the LOAN by signing the AVAILABILITY NOTIFICATIONS, whose ending dates will match the contents of clause 4 in this instrument.

CAPITULO CUARTO DISPOSICIONES GENERALES	CHAPTER FOUR GENERAL PROVISIONS

VIGESIMA NOVENA.- FIANZA. En garantía del puntual y oportuno pago del "CREDITO", intereses, intereses moratorios y demás accesorios establecidos en el presente contrato, "LOS FIADORES" las sociedades denominadas "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, y "COMERCIALIZADORA DE CARNES DE MEXICO", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, ambas representadas en este acto por JOSE ANTONIO VALDES RODRIGUEZ, se obligan conjunta y solidariamente con "EL CLIENTE" y se constituyen fiadores lisos y llanos pagadores a favor de "BANCOMER".

29. GUARANTEES. To guarantee that the LOAN payments, interest, late fees, and other payments set forth in the contract are made on time, the GUARANTORS, the companies called "PILGRIM'S PRIDE", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, and "COMERCIALIZADORA DE CARNES DE MEXICO", SOCIEDAD DE RESPONSABILIDAD LIMITADA DE CAPITAL VARIABLE, both represented herein by JOSE ANTONIO VALDES RODRIGUEZ, are jointly and severally liable with the CUSTOMER and they are guarantors who are liable for making payments to BANCOMER.

"LOS FIADORES" están conscientes que Ia tasa aplicable para calcular los intereses ordinarios será Ia que se determina en Ia cláusula SEXTA de este contrato.	The GUARANTORS are aware that the rate applicable to calculate the ordinary interest will be determined in the clause SIX of this contract.

"LOS FIADORES" expresamente aceptan que todas y cada una de las obligaciones contenidas en el presente contrato, a cargo de "EL CLIENTE", son existentes y válidas conforme a derecho, por lo que "LOS FIADORES" se obligan a pagar a favor de "BANCOMER" las cantidades derivadas por dichas obligaciones, sin necesidad de mayor trámite o procedimiento alguno y sin que puedan oponer excepción alguna al pago que como fiadores deberán hacer a favor de "BANCOMER".

The GUARANTORS expressly accept that any and all of the obligations contained in this contract that apply to the CUSTOMER are existing and valid based on the law such that the GUARANTORS must pay any amounts to BANCOMER that arise from said obligations, with no further ado or legal procedure. The GUARANTORS also accept the fact that they may not file an objection to the payment that, as the GUARANTORS, they must make to BANCOMER.

"LOS FIADORES" renuncian expresamente en este acto a los beneficios de orden, excusión y división, en su case, contenidos en los artículos 2814 (DOS MIL OCHOCIENTOS CATORCE), 2815 (DOS MIL OCHOCIENTOS QUINCE) y 2837 (DOS MIL OCHOCIENTOS TREINTA Y SIETE) del Código Civil Federal y las disposiciones correlativas de los Códigos del Distrito Federal y de los Estados de Ia República Mexicana, vigentes a Ia fecha de firma del presente instrumento.

The GUARANTORS hereby expressly waive the right to require prior exhaustion of remedies against the principal debtor, as the case may be, contained in Article 2814, 2815, and 2847 of the Federal Civil Code and the corollary provisions in the Codes of the Federal District and the States of the Mexican Republic in place on the date that this instrument is signed.

La fianza objeto del presente contrato subsistirá hasta que "BANCOMER" haya recibido el pago de todo cuanto se adeudare por concepto de las obligaciones contraídas por "EL CLIENTE" en el presente contrato, así como sus accesorios y demás consecuencias legales, aun cuando:

Until BANCOMER has received payment for any amount owed due to the obligations assumed by the CUSTOMER in this contract, the bond underlying this contract will serve as a replacement, including any associated payments and other legal consequences, even when:

/s/ EVA
/s/ MCG
/s/ JAVR

1.	Se conceda prórroga o espera a "EL CLIENTE" sin consentimiento de "LOS FIADORES".	1.	An extension is granted to or awaits the CUSTOMER without the GUARANTORS’ consent.

2.	"BANCOMER" haga quita a "EL CLIENTE" y/o Ia obligación de pago del "CREDITO" quede sujeta a nuevas gravámenes o condiciones.	2.	BANCOMER may agree to reduce the amount that the CUSTOMER owes and/or the LOAN payment obligation is reduced subject to new liens or conditions.

3.	"LOS FIADORES'' no puedan subrogarse en los derechos o privilegios de "BANCOMER", por cualquier causa.	3.	The GUARANTORS may not subrogate BANCOMER's rights or privileges for any reason.

4.	AI volverse exigible Ia deuda derivada del "CREDITO", "LOS FIADORES" pidan a "BANCOMER" que éste último promueva judicialmente dentro de un mes siguiente al del incumplimiento de dicha obligación y "BANCOMER" no ejercite sus derechos dentro del plaza mencionado, o si ya iniciado el juicio dejare "BANCOMER" de promover sin causa justificada par más de tres meses.	4.
When the debt derived from the LOAN is called due, the GUARANTORS ask BANCOMER to go to court within the month after the month when the obligation was breached and BANCOMER will not exercise its rights within the aforementioned period of time or, if a lawsuit has already been filed, BANCOMER stops the lawsuit without just cause for more than three months.

Como consecuencia del pacto de subsistencia de Ia fianza que antes se contienen, "LOS FIADORES" renuncian al contenido de los artículos 2845 (DOS MIL OCHOCIENTOS CUARENTA Y CINCO), 2846 (DOS MIL OCHOCIENTOS CUARENTA Y SEIS), 2847 (DOS MIL OCHOCIENTOS CUARENTA Y SIETE), 2848 (DOS MIL OCHOCIENTOS CUARENTA Y OCHO) y 2849 (DOS MIL OCHOCIENTOS CUARENTA Y NUEVE) del Código Civil Federal y las disposiciones correlativas de los Códigos del Distrito Federal y de los Estados de Ia República Mexicana.

As a consequence of the agreement to maintain the bond as mentioned previously, the GUARANTORS hereby waive the contents of Articles 2845, 2846, 2847, and 2849 of the Federal Civil Code and the corollary provisions in the Codes of the Federal District and the States of the Mexican Republic.

TRIGESIMA.- DOMICILIOS. "LAS PARTES" señalan como domicilio para todos los efectos de este contrato, los siguientes:		30. DOMICILES. For all legal intents and purposes, the parties hereto indicate the following as their domiciles:

"BANCOMER" el ubicado en: Avenida Universidad 1200 (MIL DOSCIENTOS), Colonia Xoco, México, D.F., C.P. 03339.		BANCOMER is located at: Avenida Universidad 1200 (MIL DOSCIENTOS), Colonia Xoco, México, D.F., C.P. 03339.

"EL CLIENTE" el ubicado en: Privada de los Industriales número 115, Jurica, Código Postal 76100 en Querétaro, Querétaro.		THE CUSTOMER is located at: Privada de los Industriales número 115, Jurica, Zip Code 76100, Querétaro, Querétaro.

"LOS FIADORES" en: Privada de los Industriales número 115, Jurica, Código Postal 76100 en Querétaro, Querétaro.		THE GUARANTORS: Privada de los Industriales número 115, Jurica, Zip Code 76100, Querétaro, Querétaro.

"EL CLIENTE" y/o "LOS FIADORES" deberán informar a "BANCOMER" del cambio en su domicilio, con cuando menos 10 (DIEZ) días hábiles de anticipación. En caso de no hacerlo, todos los avisos, notificaciones y demás diligencias judiciales o extrajudiciales que se hagan en el domicilio indicado por las mismas, en esta cláusula, surtirán plenamente sus efectos.

The CUSTOMER and/or the GUARANTORS must report any change of domicile to BANCOMER at least TEN (10) business days in advance. If the change in domicile is not reported, all the reports, notifications, and other legal or other communications that are served at the domiciles indicated by the CUSTOMER and/or the GUARANTORS in this clause will be held to have been legally served.

/s/ EVA
/s/ MCG
/s/ JAVR

TRIGESIMA PRIMERA.- IDIOMA. El presente contrato se suscribe en versiones español e inglés. En case de cualquier conflicto entre "LAS PARTES" o en caso de duda en cuanto a Ia correcta interpretación de este contrato, Ia versión en español prevalecerá y Ia versión en inglés será considerada para propósitos informativos entre las partes.

31. LANGUAGE. This contract is to be signed in Spanish and English versions. If there is any conflict between the PARTIES or if there is any question about how to correctly interpret this contract, the version in Spanish will prevail over the version in English and the version in English will be held to be solely for informational purposes for the PARTIES.

TRIGESIMA SEGUNDA.- TITULO EJECUTIVO.  El presente contrato conjuntamente con el estado de cuenta certificado por el Contador de "BANCOMER" será título ejecutivo, de conformidad con lo dispuesto por el Artículo 68 (SESENTA Y OCHO) de Ia Ley de lnstítuciones de Crédito.
32. ENFORCEMENT. This contract, along with the account statement certified by the BANCOMER Accountant will be enforceable based on the provisions in Article 68 of the Law on Credit Institutions.

TRIGESIMA TERCERA.- LEYES Y TRIBUNALES. Este contrato se rige de acuerdo a las Leyes de los Estados Unidos Mexicanos, particularmente por lo previsto en Ia Ley de lnstítuciones de Crédito, Ia Ley General de Títulos y Operaciones de Crédito y sus Leyes Supletorias.

33. LAWS AND COURTS OF LAW. This contract is governed by the Laws of the United Mexican States, particularly the provisions in the Law on Credit Institutions, the General Credit Operations and Securities Law, and any supplementary laws.

Asimismo para todo lo relativo a Ia interpretación, ejecución y cumplimiento del presente contrato, "LAS PARTES" se someten a Ia jurisdicción de los Tribunales competentes de Ia Ciudad de México, Distrito Federal, renunciando expresamente al fuero de su domicilio presente o futuro.

Likewise, for anything related to interpreting, executing and complying with this contract, the PARTIES submit themselves to the jurisdiction of the competent courts of law in Mexico City, the Federal District, and hereby expressly waive any other venue related to their present or future domicile.

El presente contrato se firma por "LAS PARTES" en Ia Ciudad de Querétaro, Querétaro, el día 23 (veintitrés) de julio del año 2014 (dos mil catorce).	IN WITNESS WHEREOF, the PARTIES to this instrument have set their hands hereunto in the City of Querétaro, Querétaro, on the 23 day of July, 2014.

"BANCOMER" BBVA BANCOMER, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER	"BANCOMER" BBVA BANCOMER, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER

/s/ Eduardo Velazquez Aguilera /s/ Mario Cordero Guerrero	/s/ Eduardo Velazquez Aguilera /s/ Mario Cordero Guerrero

REPRESENTADO POR LOS SENORES EDUARDO VELAZQUEZ AGUILERA Y MARIO CORDERO GUERRERO.	REPRESENTED BY MESSRS. EDUARDO VAZQUEZ AGUILERA AND MARIO CORDERO GUERRERO.

“EL CLIENTE”	THE CUSTOMER

/s/ Jose Antonio Valdes Rodriguez	/s/ Jose Antonio Valdes Rodriguez

"AVICOLA DE MEXICO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, REPRESENTADO POR EL SEÑOR JOSE ANTONIO VALDES RODRIGUEZ.	"AVICOLA DE MEXICO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, REPRESENTED BY MR. JOSE ANTONIO VALDES RODRIGUEZ.

“LOS FIADORES”	THE GUARANTORS

/s/ Jose Antonio Valdes Rodriguez	/s/ Jose Antonio Valdes Rodriguez

"PILGRIM’S PRIDE", SOCIEDAD DE RESPONSIBILIDAD LIMITIDA DE CAPITAL VARIABLE, REPRESENTADA POR EL SEÑOR JOSE ANTONIO VALDES RODRIGUEZ.	"PILGRIM’S PRIDE", SOCIEDAD DE RESPONSIBILIDAD LIMITIDA DE CAPITAL VARIABLE, REPRESENTED BY MR. JOSE ANTONIO VALDES RODRIGUEZ.

/s/ Jose Antonio Valdes Rodriguez	/s/ Jose Antonio Valdes Rodriguez

"COMERCIALIZADORA DE CARNES DE MEXICO", SOCIEDAD DE RESPONSIBILIDAD LIMITIDA DE CAPITAL VARIABLE, REPRESENTADA POR EL SEÑOR JOSE ANTONIO VALDES RODRIGUEZ.	"COMERCIALIZADORA DE CARNES DE MEXICO", SOCIEDAD DE RESPONSIBILIDAD LIMITIDA DE CAPITAL VARIABLE, REPRESENTED BY MR. JOSE ANTONIO VALDES RODRIGUEZ.

ESTA HOJA DE FIRMAS CORRESPONDE AL CONTRATO DE APERTURA DE CREDITO EN CUENTA CORRIENTE CELEBRADO ENTRE BBVA BANCOMER, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, COMO ACREDITANTE, Y AVICOLA PILGRIM'S PRIDE DE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, COMO ACREDITADA, CON FECHA 23 DE JULIO DEL AÑO 2014.

THIS SIGNATURE PAGE TO APPLICABLE CHECKING ACCOUNT LOAN OPENING CONTRACT BETWEEN BBVA BANCOMER, SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBVA BANCOMER, AS THE LENDER, AND AVICOLA PILGRIM'S PRIDE DE MEXICO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, AS THE BORROWER, ON THE 23 DAY OF JULY, 2014.